UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549


FORM N-CSR


CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
COMPANIES


Investment Company Act file number 811-9191

Name of Fund: MuniHoldings Insured Fund II, Inc.

Fund Address: P.O. Box 9011
              Princeton, NJ  08543-9011

Name and address of agent for service: Terry K. Glenn, President, MuniHoldings Insured Fund II, Inc., 800 Scudders Mill Road,
     Plainsboro, NJ, 08536.  Mailing address:  P.O. Box 9011,
     Princeton, NJ, 08543-9011

Registrant's telephone number, including area code:  (609) 282-2800

Date of fiscal year end: 09/30/04

Date of reporting period: 10/01/03 - 09/30/04

Item 1 - Report to Stockholders


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Merrill Lynch Investment Managers


www.mlim.ml.com


MuniHoldings
Insured Fund II, Inc.


Annual Report
September 30, 2004



MuniHoldings Insured Fund II, Inc. seeks to provide shareholders with current income exempt from federal income taxes by investing primarily in a portfolio of long-term, investment grade municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is exempt from federal income taxes.

This report, including the financial information herein, is transmitted to shareholders of MuniHoldings Fund II, Inc. for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock and intends to remain leveraged by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863); (2) at www.mutualfunds.ml.com;
and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.mutualfunds.ml.com; and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.


MuniHoldings Insured Fund II, Inc.
Box 9011
Princeton, NJ
08543-9011



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MuniHoldings Insured Fund II, Inc.



The Benefits and Risks of Leveraging


MuniHoldings Insured Fund II, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments, net of dividends to Preferred Stock, is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million create a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline.Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in these securities. As of September 30, 2004, the percentage of the Fund's total net assets invested in inverse floaters was 2.21%, before the deduction of Preferred Stock.


Swap Agreements


The Fund may also invest in swap agreements, which are over-the-counter contracts in which one party agrees to make periodic payments based on the change in market value of a specified bond, basket of bonds, or index in return for periodic payments based on a fixed or variable interest rate or the change in market value of a different bond, basket of bonds or index. Swap agreements may be used to obtain exposure to a bond or market without owning or taking physical custody of securities. Swap agreements involve the risk that the party with whom the Fund has entered into the swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to pay the other party to the agreement.



MUNIHOLDINGS INSURED FUND II, INC., SEPTEMBER 30, 2004



A Letter From the President


Dear Shareholder

As we ended the current reporting period, the financial markets were facing a number of uncertainties. At the top of investors' minds were questions about economic expansion, corporate earnings, interest rates and inflation, politics, oil prices and terrorism.

After benefiting from aggressive monetary and fiscal policy stimulus, some fear the U.S. economy has hit a "soft patch." In fact, economic expansion has slowed somewhat in recent months, but we believe it is easing into a pace of growth that is sustainable and healthy. The favorable economic environment has served to benefit American corporations, which have continued to post strong earnings. Although the most impressive results were seen earlier in the year, solid productivity, improved revenue growth and cost discipline all point to a vital corporate sector.

In terms of inflation and interest rates, the Federal Reserve Board (the Fed) has signaled its confidence in the economic recovery by increasing the Federal Funds target rate three times in the past several months, from 1% to 1.75%. Inflation, for its part, has remained in check. Investors and economists are focused on how quickly Fed policy will move from here, anxiously absorbing every bit of economic data and Fed innuendo.

While any market jitters associated with the presidential election should subside after November, the effect of oil prices is more difficult to predict. At around $50 per barrel, the price of oil is clearly a concern. However, on an inflation-adjusted basis and considering modern usage levels, the situation is far from the crisis proportions we saw in the 1980s. Finally, although terrorism and geopolitical crises are realities we are forced to live with today, history has shown us that the financial effects of any single event tend to be short-lived.

Amid the uncertainty, the Lehman Brothers Municipal Bond Index posted a 12-month return of +4.60% as of September 30, 2004. Yields, although volatile, were not dramatically changed year over year. As always, our investment professionals are closely monitoring the markets, the economy and the overall environment in an effort to make well-informed decisions for the portfolios they manage. For the individual investor, the key during uncertain times is to remain focused on the big picture. Investment success comes not from reacting to short-term volatility, but from maintaining a long-term perspective and adhering to the disciplines of asset allocation, diversification and rebalancing. We encourage you to work with your financial advisor to ensure these time-tested techniques are incorporated into your investment plan.

We thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to serving you in the months and years ahead.



Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director



MUNIHOLDINGS INSURED FUND II, INC., SEPTEMBER 30, 2004



A Discussion With Your Fund's Portfolio Manager


As interest rates remained erratic throughout the past year, we found it prudent to focus on the longer end of the municipal yield curve, where volatility was more subdued and yields more attractive.


Describe the recent market environment relative to municipal bonds.

Despite considerable monthly volatility, long-term U.S. Treasury bond yields ended the 12-month period ended September 30, 2004 little changed from year-ago levels. Tax-exempt bonds were not as volatile as their taxable counterparts and registered modest gains for the year.

Early in the period, U.S. Treasury bond yields declined while their prices, which move in the opposite direction, rose. Somewhat surprisingly, this increase in bond prices came as the U.S. economy continued to improve. However, solid job creation remained elusive, producing a drag on consumer confidence. Against this backdrop, investors became convinced that the Federal Reserve Board (the Fed) would hold short-term interest rates near their historic lows. By mid-March 2004, yields on 30-year U.S. Treasury bonds had declined to 4.65%.

In early April, however, monthly employment reports began to reveal unexpectedly large gains in job growth. Consumer confidence increased, and investors started to anticipate that the Fed would soon be forced to raise short-term interest rates to ward off potential inflation. Yields rose in response, with long-term
Treasury bond yields surpassing 5.50% early in June 2004.

For the rest of the period, bond yields generally fell as payroll growth began to wane and inflation appeared negligible. Although the Fed embarked on a tightening cycle with a 25 basis point (.25%) interest rate hike in June, it also telegraphed its intention to continue raising rates at a measured pace, removing earlier concerns about the potential for more dramatic increases. Despite additional Fed interest rate hikes in August and September, the prospect for a moderate tightening helped support higher bond prices, and lower yields, for the remainder of the Fund's fiscal year.

At September 30, 2004, the 30-year Treasury bond yield stood at 4.89%, essentially unchanged from a year earlier. The yield on the 10-year U.S. Treasury note increased more than 15 basis points, ending the period at 4.12%. Yields on long-term revenue bonds, as measured by the Bond Buyer Revenue Bond Index, fell approximately 20 basis points during the past 12 months. According to Municipal Market Data, yields on AAA-rated issues maturing in 30 years declined 5 basis points to 4.68%, while yields on 10-year AAA-rated issues remained essentially unchanged at 3.47%.

More than $360 billion in new long-term tax-exempt bonds was issued in the past 12 months, a drop of approximately 8% compared to the previous year. During the third quarter of 2004, approximately $78 billion in long-term tax-exempt bonds was issued, a decline of nearly 12% compared to the same three months in 2003. The trend of declining municipal bond issuance allowed tax-exempt bond prices to register moderate gains and outperform the taxable market.


How did the Fund perform during the fiscal year in light of the existing market conditions?

For the 12-month period ended September 30, 2004, the Common Stock of MuniHoldings Insured Fund II, Inc. had net annualized yields of 6.05% and 6.58%, based on a year-end per share net asset value of $14.41 and a per share market price of $13.25, respectively, and $0.872 per share income dividends. Over the same period, the total investment return on the Fund's Common Stock was +7.12%, based on a change in per share net asset value from $14.37 to $14.41, and assuming reinvestment of ordinary income dividends.

The Fund's return for the year, based on net asset value, exceeded that of its comparable Lipper category of Insured Municipal Debt Funds (Leveraged), which had an average return of +5.66% for the 12-month period. (Funds in this Lipper category invest primarily in municipal debt issues insured as to timely payment. These funds can be leveraged via use of debt, preferred equity and/or reverse repurchase agreements.) The portfolio's slightly defensive positioning in a very volatile interest rate environment benefited performance during the period. Our strategy was to avoid those areas of the yield curve that were demonstrating the most volatility, particularly the 10-year and shorter parts of the curve, and to move out on the curve to the 20-year range and longer. This not only shielded the Fund from much of the market's volatility but also helped to augment yield.



MUNIHOLDINGS INSURED FUND II, INC., SEPTEMBER 30, 2004



Also benefiting performance was our decision to make full use of the Fund's uninsured basket. The Fund is permitted to invest up to 20% of net assets in uninsured bonds. These types of credits typically outperform when the economy begins to strengthen. The outperformance comes from a general rise in credit strength and a reduction in the risk premium commanded by such securities, causing the spread required on these issues to narrow. In anticipation of an improving economy, we increased our weighting in uninsured bonds to its full 20% allotment about 18 months ago. As economic conditions improved throughout the past 12 months, this uninsured portion of the portfolio performed well on a relative basis, contributing to the Fund's overall performance for the period.

For the six-month period ended September 30, 2004, the total investment return on the Fund's Common Stock was +2.21%, based on a change in per share net asset value from $14.59 to $14.41, and assuming reinvestment of ordinary income dividends.

For a description of the Fund's total investment return based on a change in the per share market value of the Fund's Common Stock (as measured by the trading price of the Fund's shares on the New York Stock Exchange), and assuming reinvestment of dividends, please refer to the Financial Highlights section of this report. As a closed-end fund, the Fund's shares may trade in the secondary market at a premium or discount to the Fund's net asset value. As a result, total investment returns based on changes in the market value of the Fund's Common Stock can vary significantly from total investment returns based on changes in the Fund's net asset value.


What changes were made to the portfolio during the year?

Throughout the period, we continued to focus on securities that we felt represented the best relative value in the insured municipal marketplace. In our view, tax-exempt California bonds provided one such investment opportunity as budget problems depressed the state's municipal bond prices. Although California's financial situation improved toward the end of the period, we still believe that insured California bonds are attractively priced on a relative basis and that they may continue to perform well in the near future.

In addition, we began to shift our focus further out on the municipal yield curve. As the curve steepened significantly between 15 years and 30 years - indicating a widening gap between short-term and long-term municipal bond yields--we sought to take advantage by investing in bonds with slightly longer maturities. In particular, we emphasized bonds with maturities between 23 years and 26 years, an area of the curve we thought offered particular value. At the same time, we de-emphasized shorter bonds, which we believed would encounter more challenging performance ahead.

For the six-month period ended September 30, 2004, the Fund's Auction Market Preferred Stock (AMPS) had average yields of 1.08% for Series A, 1.03% for Series B and 1.08% for Series C. These attractive funding levels, even after the recent Fed interest rate increases, continued to generate a significant income benefit to the Fund's Common Stock shareholders. While additional interest rate hikes are anticipated, future increases are not expected to be sizeable or protracted. Most importantly, the spread between short-term and long-term tax-exempt interest rates has remained historically wide. Of course, should that spread narrow, the benefits of leveraging will decline and, as a result, reduce the yield on the Fund's Common Stock. At the end of the period, the Fund's leverage amount, due to AMPS, was 38.90% of total net assets, before the deduction of Preferred Stock. (For a more complete explanation of the benefits and risks of leveraging, see page 2 of this report to shareholders.)


How would you characterize the Fund's position at the close of the period?

At period-end, the portfolio was fully invested and, in anticipation of higher interest rates, defensively positioned. We continue to emphasize a competitive yield and preservation of net asset value. Although we have begun to restructure the portfolio with bonds offering slightly longer maturities, those securities added in recent months have tended to be premium-coupon bonds with defensive characteristics. Such a defensive posture has enabled the Fund to increase its yield-generation potential while helping to insulate it from the volatility expected to accompany rising interest rates.


Robert A. DiMella
Vice President and Portfolio Manager


October 18, 2004



MUNIHOLDINGS INSURED FUND II, INC., SEPTEMBER 30, 2004


Schedule of Investments                                                                                      (In Thousands)

                S&P         Moody's      Face
State           Ratings++   Ratings++  Amount   Municipal Bonds                                                    Value
Alaska--2.4%      AAA       Aaa      $  2,995   Alaska Energy Authority, Power Revenue Refunding Bonds
                                                (Bradley Lake), 4th Series, 6% due 7/01/2020 (c)                 $    3,596
                  AAA       Aaa         2,000   Anchorage, Alaska, Water Revenue Refunding Bonds, 6%
                                                due 9/01/2024 (a)                                                     2,270
                  AAA       Aaa         1,700   Matanuska-Susitna Borough, Alaska, GO, Series A, 6%
                                                due 3/01/2020 (d)                                                     1,926

Arizona--2.1%                                   Arizona State University, COP (Research Infrastructure
                                                Projects) (a):
                  AAA       Aaa         2,365       5.25% due 9/01/2020                                               2,595
                  AAA       Aaa         2,000       5.25% due 9/01/2022                                               2,167
                  AAA       Aaa         2,000       5.25% due 9/01/2023                                               2,154

Arkansas--1.1%    NR*       Aaa         3,205   University of Arkansas, University Revenue Bonds
                                                (Fayetteville Campus), 5.50% due 12/01/2018 (b)                       3,635

California--26.0% AAA       Aaa        10,275   California Pollution Control Financing Authority, PCR,
                                                Refunding (Pacific Gas & Electric), AMT, Series A, 5.35%
                                                due 12/01/2016 (d)                                                   11,123
                                                California State, Department of Water Resources, Power
                                                Supply Revenue Bonds, Series A:
                  AAA       Aaa         6,865       5.375% due 5/01/2017 (j)                                          7,623
                  BBB+      A2          5,400       5.25% due 5/01/2020                                               5,773
                  NR*       Aaa         4,675   California State, GO, Refunding, RIB, AMT, Series 777X,
                                                8.74% due 12/01/2021 (d)(f)                                           4,904
                                                California State, Various Purpose, GO:
                  A         A3          2,280       5.25% due 11/01/2020                                              2,459
                  A         A3          2,100       5.50% due 4/01/2028                                               2,239
                  AAA       Aaa         2,800   Compton, California, Unified School District, GO (Election
                                                of 2002), Series B, 5.50% due 6/01/2025 (d)                           3,077
                                                Golden State Tobacco Securitization Corporation of California,
                                                Tobacco Settlement Revenue Bonds, Series B:
                  A-        Baa1        3,000       5.50% due 6/01/2018                                               3,108
                  A-        Baa1        2,000       5.75% due 6/01/2021                                               2,107
                  A-        Baa1        5,980       5.75% due 6/01/2022                                               6,279
                  AAA       Aaa         2,700       5.375% due 6/01/2028 (b)                                          2,821
                  A-        Baa1        1,010       5.60% due 6/01/2028                                               1,042
                  NR*       Aa3           515   Los Angeles, California, Department of Water and Power,
                                                Electric Plant Revenue Refunding Bonds, RIB, Series 370,
                                                10.03% due 2/15/2024 (f)                                                543
                  AAA       Aaa        11,750   Los Angeles, California, Unified School District, GO,
                                                Series A, 5% due 1/01/2028 (d)                                       12,059
                  AAA       Aaa         4,240   Modesto, California, Schools Infrastructure Financing Agency,
                                                Special Tax Bonds, 5.50% due 9/01/2036 (a)                            4,587
                  AAA       Aaa         5,000   Port Oakland, California, Revenue Refunding Bonds, AMT,
                                                Series L,  5.375% due 11/01/2027 (b)                                  5,206
                  A-1+      Aaa         1,500   Port Oakland, California, Trust Receipts, Revenue Bonds,
                                                AMT, Class R, Series K,  9.625% due 11/01/2021 (b)(f)                 1,792
                  AA        Aa3         2,250   Sacramento County, California, Sanitation District, Financing
                                                Authority, Revenue Refunding Bonds, RIB, Series 366, 9.782%
                                                due 12/01/2027 (f)                                                    2,497
                  AAA       Aaa         1,250   San Francisco, California, City and County Airports Commission,
                                                International Airport, Special Facilities Lease Revenue Bonds
                                                (SFO Fuel Company LLC), AMT, Series A, 6.10% due 1/01/2020 (c)        1,382
                  AAA       Aaa         3,000   University of California Revenue Bonds (Multiple Purpose
                                                Projects), Series Q, 5% due 9/01/2022 (c)                             3,152


Portfolio Abbreviations


To simplify the listings of MuniHoldings Insured Fund II, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.


AMT    Alternative Minimum Tax (subject to)
COP    Certificates of Participation
EDA    Economic Development Authority
GO     General Obligation Bonds
HDA    Housing Development Authority
HFA    Housing Finance Agency
IDR    Industrial Development Revenue Bonds
PCR    Pollution Control Revenue Bonds
RIB    Residual Interest Bonds
S/F    Single-Family



MUNIHOLDINGS INSURED FUND II, INC., SEPTEMBER 30, 2004


Schedule of Investments (continued)                                                                          (In Thousands)

                S&P         Moody's      Face
State           Ratings++   Ratings++  Amount   Municipal Bonds                                                    Value
Colorado--5.5%                                  Aurora, Colorado, COP (a):
                  AAA       Aaa      $  3,055       5.75% due 12/01/2019                                         $    3,481
                  AAA       Aaa         3,230       5.75% due 12/01/2020                                              3,641
                  NR*       Aa2           460   Colorado HFA, Revenue Refunding Bonds (S/F Program), AMT,
                                                Senior Series A-2, 7.50% due 4/01/2031                                  479
                  NR*       Aaa         4,000   Colorado Health Facilities Authority, Hospital Revenue
                                                Refunding Bonds (Poudre Valley Health Care), Series A,
                                                5.75% due 12/01/2023 (c)                                              4,419
                  AAA       Aaa         4,975   Larimer County, Colorado, Poudre School District Number R-1,
                                                GO, 6% due 12/15/2010 (b)(e)                                          5,802

Connecticut--4.4% AAA       Aaa         8,500   Connecticut State, HFA, Revenue Bonds (Housing Mortgage Program),
                                                AMT, Series D, 5.15% due 11/15/2022 (d)                               8,758
                  AA        Baa3        5,000   Connecticut State Health and Educational Facilities Authority,
                                                Revenue Refunding Bonds (University of Hartford), Series E,
                                                5.50% due 7/01/2022 (g)                                               5,414

Florida--1.8%     AAA       Aaa         5,500   Dade County, Florida, Water and Sewer System Revenue Bonds,
                                                5.25% due 10/01/2021 (b)                                              5,899

Idaho--0.4%       NR*       Aaa         1,260   Idaho Housing and Finance Association, S/F Mortgage Revenue
                                                Bonds, AMT, Series E, 6% due 1/01/2032                                1,269

Illinois--14.3%                                 Chicago, Illinois, GO, Series A (b):
                  AAA       Aaa         8,800       6% due 1/01/2021                                                 10,078
                  AAA       Aaa         9,330       6% due 1/01/2022                                                 10,685
                  AAA       Aaa         2,185   Chicago, Illinois, Neighborhoods Alive 21 Program, GO,
                                                Series PG-A, 6% due 1/01/2017 (b)                                     2,514
                                                Chicago, Illinois, O'Hare International Airport Revenue Bonds,
                                                3rd Lien, AMT, Series B-2:
                  AAA       Aaa         3,000       5.75% due 1/01/2023 (c)                                           3,281
                  AAA       Aaa         7,300       6% due 1/01/2029 (j)                                              8,028
                  NR*       Aaa         1,600   Kane Cook and Du Page Counties, Illinois, School District
                                                Number 46, Elgin, GO, 6.50% due 1/01/2016 (c)                         1,881
                                                Lake Cook, Kane and McHenry Counties, Illinois, Community
                                                Unit School District N220, GO (b):
                  AAA       Aaa         8,035       6% due 12/01/2010 (e)                                             9,371
                  AAA       Aaa           125       6% due 12/01/2020                                                   143

Indiana--3.3%     AAA       Aaa         9,280   Shelbyville, Indiana, Elementary School Building Corporation
                                                Revenue Bonds, First Mortgage, 5.75% due 1/15/2009 (c)(e)            10,532

Kansas--2.1%      AA        Aa2         3,510   Kansas State Development Finance Authority, Health Facilities
                                                Revenue Bonds (Sisters of Charity Leavenworth), Series J,
                                                6.125% due 12/01/2020                                                 3,937
                  NR*       Aaa         2,805   Sedgwick and Shawnee Counties, Kansas, S/F Mortgage Revenue
                                                Bonds, AMT, Series A-2, 6.20% due 12/01/2033 (h)(i)                   2,954

Louisiana--0.7%   AAA       Aaa         2,000   Louisiana Local Government, Environmental Facilities, Community
                                                Development Authority Revenue Bonds (Capital Projects and
                                                Equipment Acquisition), Series A, 6.30% due 7/01/2030 (a)             2,285

Maryland--1.7%    AAA       Aaa         5,000   Maryland State Economic Development Corporation, Lease Revenue
                                                Bonds (Maryland Aviation Administration Facilities), AMT, 5.375%
                                                due 6/01/2022 (c)                                                     5,325

Massachusetts--   AAA       Aaa           110   Massachusetts State, GO, Refunding, Series D, 5.375% due
6.4%                                            8/01/2012 (d)(e)                                                        124
                  BBB       NR*         1,105   Massachusetts State Industrial Finance Agency, Higher Education
                                                Revenue Refunding Bonds (Hampshire College Project), 5.80% due
                                                10/01/2007 (e)                                                        1,229
                                                Massachusetts State Special Obligation Dedicated Tax Revenue
                                                Bonds (b):
                  AAA       Aaa         2,655       5.25% due 1/01/2025                                               2,829
                  AAA       Aaa        12,345       5.25% due 1/01/2026                                              13,087
                                                Massachusetts State Water Resource Authority Revenue Refunding
                                                Bonds, Series A (b):
                  AAA       Aaa         1,270       6% due 8/01/2016                                                  1,467
                  AAA       Aaa         1,500       6% due 8/01/2017                                                  1,733

Michigan--3.9%    AAA       Aaa         2,000   Detroit, Michigan, City School District, GO, Series A,  5.50%
                                                due 5/01/2021 (c)                                                     2,230
                  AAA       Aaa         1,000   Michigan State Hospital Finance Authority, Revenue Refunding
                                                Bonds (Mercy Mount Clemens), Series A, 6% due 5/15/2014 (d)           1,133
                                                Michigan State Strategic Fund, Limited Obligation Revenue
                                                Refunding Bonds (Detroit Edison Company Project), AMT (j):
                  AAA       Aaa         2,000       Series A, 5.50% due 6/01/2030                                     2,097
                  AAA       Aaa         5,000       Series C, 5.65% due 9/01/2029                                     5,253
                  NR*       Aaa         1,500   Saint Clair County, Michigan, Economic Revenue Refunding
                                                Bonds (The Detroit Edison Company), RIB, Series 282, 10.79%
                                                due 8/01/2024 (a)(f)                                                  1,927


MUNIHOLDINGS INSURED FUND II, INC., SEPTEMBER 30, 2004


Schedule of Investments (continued)                                                                          (In Thousands)

                S&P         Moody's      Face
State           Ratings++   Ratings++  Amount   Municipal Bonds                                                    Value
Minnesota--4.5%                                 Prior Lake, Minnesota, Independent School District
                                                Number 719, GO (c):
                  NR*       Aaa      $  2,555       5.50% due 2/01/2016                                          $    2,833
                  NR*       Aaa         1,830       5.50% due 2/01/2017                                               2,025
                  NR*       Aaa         3,570       5.50% due 2/01/2018                                               3,951
                  NR*       Aaa         2,840       5.50% due 2/01/2019                                               3,143
                  NR*       Aaa         2,185   Sauk Rapids, Minnesota, Independent School District
                                                Number 47, GO, Series A, 5.625% due 2/01/2018 (d)                     2,463

Mississippi--1.5% BBB-      Ba1         3,725   Mississippi Business Finance Corporation, Mississippi, PCR,
                                                Refunding (System Energy Resources Inc. Project), 5.875% due
                                                4/01/2022                                                             3,736
                  AAA       Aaa         1,000   Walnut Grove, Mississippi, Correctional Authority, COP, 6%
                                                due 11/01/2009 (a)(e)                                                 1,171

Nebraska--1.9%                                  Omaha, Nebraska, Convention Hotel Corporation, Convention
                                                Center Revenue Bonds, First Tier, Series A (a):
                  AAA       Aaa         1,410       5.50% due 4/01/2020                                               1,578
                  AAA       Aaa         3,985       5.50% due 4/01/2022                                               4,413

Nevada--6.4%      AAA       Aaa         1,750   Clark County, Nevada, IDR (Power Company Project), AMT,
                                                Series A, 6.70% due 6/01/2022 (b)                                     1,818
                  AAA       Aaa         7,000   Las Vegas, Nevada, New Convention and Visitors Authority
                                                Revenue Bonds, 5.75% due 7/01/2016 (a)                                7,904
                  AA        Aaa           440   Nevada Housing Division, S/F Mortgage Revenue Bonds, AMT,
                                                Series A-2, 6.30% due 4/01/2022 (d)                                     440
                                                Truckee Meadows, Nevada, Water Authority, Water Revenue
                                                Bonds, Series A (c):
                  AAA       Aaa         5,000       5.50% due 7/01/2018                                               5,597
                  AAA       Aaa         4,445       5.50% due 7/01/2019                                               4,975

New Jersey--3.6%  AAA       Aaa        11,000   New Jersey EDA, Motor Vehicle Surcharge Revenue Bonds,
                                                Series A, 5.25% due 7/01/2033 (d)                                    11,609

New Mexico--1.7%  AAA       Aaa         5,000   Farmington, New Mexico, PCR, Refunding (Public Service
                                                Company of San Juan), Series C, 5.70% due 12/01/2016 (a)              5,462

New York--15.6%   AAA       Aaa        14,000   Nassau Health Care Corporation, New York, Health System
                                                Revenue Bonds, 5.75% due 8/01/2022 (c)                               15,778
                  AAA       Aaa         5,000   New York City, New York, GO, Refunding, Series G, 5.75% due
                                                2/01/2017 (c)                                                         5,314
                  AAA       Aaa         4,345   New York State Dormitory Authority Revenue Bonds (School
                                                Districts Financing Program), Series D, 5.25% due 10/01/2023 (d)      4,646
                                                New York State Dormitory Authority, Revenue Refunding Bonds:
                  AAA       Aaa         1,280       (School Districts Bond Financing Program), Series A, 5%
                                                    due 4/01/2016 (d)                                                 1,408
                  AAA       Aaa         5,000       (State University Educational Facilities), 5.75% due
                                                    5/15/2010 (b)(e)                                                  5,786
                                                Tobacco Settlement Financing Corporation of New York Revenue
                                                Bonds:
                  AAA       Aaa         5,000       Series A-1, 5.25% due 6/01/2022 (a)                               5,359
                  AA-       A3          7,850       Series C-1, 5.50% due 6/01/2017                                   8,566
                  AA-       A3          3,000       Series C-1, 5.50% due 6/01/2021                                   3,267

North Carolina--  AAA       Aaa         1,445   North Carolina HFA, Home Ownership Revenue Bonds, AMT,
0.5%                                            Series 14-A, 5.35% due 1/01/2022 (a)                                  1,505

Ohio--1.8%        NR*       Aaa         1,745   Aurora, Ohio, City School District, COP, 6.10% due 12/01/2019 (d)     2,014
                  AAA       Aaa         2,390   Columbus, Ohio, City School District, School Facilities
                                                Construction and Improvement, GO, 5.25% due 12/01/2024 (c)            2,573
                  AAA       Aaa         1,000   Kent State University, Ohio, University Revenue Bonds, 6%
                                                due 5/01/2024 (a)                                                     1,145

Oklahoma--1.1%    AAA       Aaa         3,385   Claremore, Oklahoma, Public Works Authority, Capital Improvement
                                                Revenue Refunding Bonds, Series A, 5.25% due 6/01/2027 (c)            3,601

Pennsylvania--                                  Lycoming County, Pennsylvania, College Authority Revenue
6.6%                                            Bonds (Pennsylvania College of Technology) (d):
                  NR*       Aaa         2,255       5.25% due 7/01/2007 (e)                                           2,468
                  NR*       Aaa         3,345       5.25% due 7/01/2018                                               3,607
                  NR*       Aaa         6,435   Pennsylvania State Higher Educational Facilities Authority,
                                                State System of Higher Education Revenue Bonds, Series O,
                                                5.125% due 6/15/2024 (a)                                              6,716
                  A-        NR*         2,430   Sayre, Pennsylvania, Health Care Facilities Authority Revenue
                                                Bonds (Guthrie Health Issue), Series B, 5.85% due 12/01/2020          2,580
                  A-        NR*         1,335   Sayre, Pennsylvania, Health Care Facilities Authority, Revenue
                                                Refunding Bonds (Guthrie Healthcare System), Series A, 5.75%
                                                due 12/01/2021                                                        1,404
                  AAA       Aaa         4,350   Washington County, Pennsylvania, Capital Funding Authority
                                                Revenue Bonds (Capital Projects and Equipment Program), 6.15%
                                                due 12/01/2029 (a)                                                    4,568


MUNIHOLDINGS INSURED FUND II, INC., SEPTEMBER 30, 2004


Schedule of Investments (continued)                                                                          (In Thousands)

                S&P         Moody's      Face
State           Ratings++   Ratings++  Amount   Municipal Bonds                                                    Value
Rhode Island--    NR*       Aaa      $  5,555   Providence, Rhode Island, Redevelopment Agency Revenue
3.5%                                            Refunding Bonds (Public Safety and Municipal Buildings),
                                                Series A, 5.75% due 4/01/2019 (a)                                $    6,283

                  NR*       Aaa         4,685   Rhode Island State Health and Educational Building
                                                Corporation Revenue Bonds (Rhode Island School of Design),
                                                Series D, 5.50% due 8/15/2031 (j)                                     5,016

South Carolina--  NR*       Aaa         2,810   South Carolina Housing Finance and Development Authority,
0.9%                                            Mortgage Revenue Refunding Bonds, AMT, Series A-2, 6.35% due
                                                7/01/2019 (c)                                                         2,948

Tennessee--2.1%   AAA       Aaa         3,500   Metropolitan Government of Nashville and Davidson County,
                                                Tennessee, Health and Education Facilities Board, Revenue
                                                Refunding Bonds (Ascension Health Credit), Series A, 5.875%
                                                due 11/15/2009 (a)(e)                                                 4,034
                  AA        Aa2         1,080   Tennessee HDA, Revenue Bonds (Homeownership Program), AMT,
                                                Series 2C, 6% due 7/01/2011                                           1,138
                  AAA       Aaa         1,515   Tennessee HDA, Revenue Refunding Bonds (Homeownership Program),
                                                AMT, Series 1, 6.05% due 7/01/2014 (d)                                1,577

Texas--14.9%      NR*       A3          5,000   Austin, Texas, Convention Center Revenue Bonds (Convention
                                                Enterprises Inc.), Trust Certificates, Second Tier, Series B,
                                                6% due 1/01/2023 (f)                                                  5,083
                  AAA       Aaa        15,000   Dallas-Fort Worth, Texas, International Airport Revenue Bonds,
                                                AMT, Series A, 5.50% due 11/01/2033 (d)                              15,698
                                                Dallas-Fort Worth, Texas, International Airport Revenue
                                                Refunding and Improvement Bonds, AMT, Series A (b):
                  AAA       Aaa         1,835       5.875% due 11/01/2017                                             2,064
                  AAA       Aaa         2,150       5.875% due 11/01/2018                                             2,418
                  AAA       Aaa         2,390       5.875% due 11/01/2019                                             2,688
                                                El Paso, Texas, Water and Sewer Revenue Refunding and
                                                Improvement Bonds, Series A (c):
                  AAA       Aaa         2,650       6% due 3/01/2015                                                  3,072
                  AAA       Aaa         3,875       6% due 3/01/2016                                                  4,492
                  AAA       Aaa         4,115       6% due 3/01/2017                                                  4,770
                  AAA       Aaa         4,954   Houston, Texas, Community College System, Participation
                                                Interests, COP (Alief Center Project), 5.75% due 8/15/2022 (d)        5,506
                  AAA       Aaa         1,850   Midland, Texas, Certificates of Obligation, GO, 6.10% due
                                                3/01/2027 (b)                                                         2,090

Utah--2.6%        AAA       Aaa         2,400   Salt Lake City, Utah, Municipal Building Authority, Lease
                                                Revenue Refunding Bonds (Municipal Improvements and Refunding
                                                Project), Series A, 5.40% due 10/15/2019 (a)                          2,667
                  AAA       Aaa         5,000   Weber County, Utah, Municipal Building Authority, Lease
                                                Revenue Refunding Bonds, 5.75% due 12/15/2019 (d)                     5,556

Virginia--1.9%    AAA       Aaa         5,925   Virginia State HDA, Commonwealth Mortgage Revenue Bonds,
                                                Series J, Sub-Series J-1, 5.20% due 7/01/2019 (d)                     6,027

Washington--6.8%  AAA       Aaa         6,885   Bellevue, Washington, GO, Refunding, 5.50% due 12/01/2039 (d)         7,374
                  AAA       Aaa         3,840   Chelan County, Washington, Public Utility District Number 001,
                                                Consolidated Revenue Bonds (Chelan Hydro System), AMT, Series A,
                                                5.45% due 7/01/2037 (a)                                               3,969
                  NR*       Aaa         3,445   Lewis County, Washington, GO, Refunding, 5.75% due 12/01/2024 (a)     3,849
                  AAA       Aaa         2,500   Seattle, Washington, Municipal Light and Power Revenue Bonds,
                                                6% due 10/01/2024 (d)                                                 2,841
                  AAA       Aaa         3,500   Seattle, Washington, Water System Revenue Bonds, Series B,
                                                6% due 7/01/2029 (b)                                                  3,905

West Virginia--   AAA       Aaa         6,210   West Virginia State Housing Development Fund, Housing Finance
2.0%                                            Revenue Refunding Bonds, Series D, 5.20% due 11/01/2021 (d)           6,505

Wisconsin--0.2%   BBB+      NR*           750   Wisconsin State Health and Educational Facilities Authority
                                                Revenue Bonds (Blood Center of Southeastern Wisconsin Project),
                                                5.75% due 6/01/2034                                                     761

Puerto Rico--     AAA       Baa1        2,675   Puerto Rico Commonwealth, Public Improvement, GO, 5.125% due
0.9%                                            7/01/2030 (c)                                                         2,769

                                                Total Municipal Bonds (Cost--$472,048)--157.1%                      505,924


MUNIHOLDINGS INSURED FUND II, INC., SEPTEMBER 30, 2004


Schedule of Investments (concluded)                                                                          (In Thousands)

                                       Shares
                                         Held   Short-Term Investments                                             Value
                                       16,189   Merrill Lynch Institutional Tax-Exempt Fund (k)                  $   16,189

                                                Total Short-Term Investments (Cost--$16,189)--5.0%                   16,189

                  Total Investments (Cost--$488,237**)--162.1%                                                      522,113
                  Other Assets Less Liabilities--1.4%                                                                 4,473
                  Preferred Stock, at Redemption Value--(63.5%)                                                   (204,514)
                                                                                                                 ----------
                  Net Assets Applicable to Common Stock--100.0%                                                  $  322,072
                                                                                                                 ==========

(a) AMBAC Insured.

(b) FGIC Insured.

(c) FSA Insured.

(d) MBIA Insured.

(e) Prerefunded.

(f) The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at September 30, 2004.

(g) Radian Insured.

(h) FNMA Collateralized.

(i) GNMA Collateralized.

(j) XL Capital Insured.

(k) Investments in companies considered to be an affiliate of the Fund
    (such companies are defined as "Affiliated Companies" in Section
    2(a)(3) of the Investment Company Act of 1940) were as follows:

                                                  (in Thousands)

                                           Net          Dividend
    Affiliate                             Activity        Income

    Merrill Lynch Institutional
    Tax-Exempt Fund                        14,800          $53


  * Not Rated.

 ** The cost and unrealized appreciation/depreciation of investments as of September 30, 2004, as computed for federal income tax purposes, were as follows:

                                                  (in Thousands)


    Aggregate cost                                 $     488,343
                                                   =============
    Gross unrealized appreciation                  $      34,244
    Gross unrealized depreciation                          (474)
                                                   -------------
    Net unrealized appreciation                    $      33,770
                                                   =============

 ++ Ratings of issues shown are unaudited.

    Forward interest rate swaps outstanding as of September 30, 2004 were as follows:

                                                  (in Thousands)

                                         Notional     Unrealized
                                          Amount    Depreciation
    Receive a variable rate equal to
    a 7-Day Bond Market Association
    Municipal Swap Index Rate and
    pay a fixed rate of 4.349%

    Broker, J. P. Morgan Chase Bank
    Expires October 2024                 $ 50,000      $ (2,053)

    Receive a variable rate equal to
    a 7-Day Bond Market Association
    Municipal Swap Index Rate and
    pay a fixed rate of 3.68%

    Broker, Morgan Stanley Capital
    Services Inc.
    Expires March 2015                   $ 25,000          (133)
                                                       ---------
    Total                                              $ (2,186)
                                                       =========

    See Notes to Financial Statements.


MUNIHOLDINGS INSURED FUND II, INC., SEPTEMBER 30, 2004


Statement of Net Assets

As of September 30, 2004
Assets

           Investments in unaffiliated securities, at value (identified cost--$472,047,255)                 $   505,923,395
           Investments in affiliated securities, at value (identified cost--$16,189,380)                         16,189,380
           Receivables:
               Interest                                                                   $     7,703,011
               Securities sold                                                                    335,000
               Dividends from affiliates                                                              602         8,038,613
                                                                                          ---------------
           Prepaid expenses                                                                                           8,416
                                                                                                            ---------------
           Total assets                                                                                         530,159,804
                                                                                                            ---------------

Liabilities

           Unrealized depreciation on forward interest rate swaps                                                 2,186,125
           Payables:
               Securities purchased                                                             1,133,006
               Dividends to Common Stock shareholders                                             150,229
               Investment adviser                                                                  28,336
               Other affiliates                                                                     2,676         1,314,247
                                                                                          ---------------
           Accrued expenses and other liabilities                                                                    73,256
                                                                                                            ---------------
           Total liabilities                                                                                      3,573,628
                                                                                                            ---------------

Preferred Stock

           Preferred Stock, at redemption value, par value $.10 per share (2,100 Series
           A Shares, 2,100 Series B Shares and 3,980 Series C Shares of AMPS* authorized,
           issued and outstanding at $25,000 per share liquidation preference)                                  204,514,091
                                                                                                            ---------------

Net Assets Applicable to Common Stock

           Net assets applicable to Common Stock                                                            $   322,072,085
                                                                                                            ===============

Analysis of Net Assets Applicable to Common Stock

           Common Stock, par value $.10 per share (22,352,426 shares issued and
           outstanding)                                                                                     $     2,235,243
           Paid-in capital in excess of par                                                                     313,735,958
           Undistributed investment income--net                                           $     5,549,997
           Accumulated realized capital losses--net                                          (31,139,128)
           Unrealized appreciation--net                                                        31,690,015
                                                                                          ---------------
           Total accumulated earnings--net                                                                        6,100,884
                                                                                                            ---------------
           Total--Equivalent to $14.41 net asset value per share of Common Stock
           (market price--$13.25)                                                                           $   322,072,085
                                                                                                            ===============

               * Auction Market Preferred Stock.

                 See Notes to Financial Statements.


MUNIHOLDINGS INSURED FUND II, INC., SEPTEMBER 30, 2004


Statement of Operations

For the Year Ended September 30, 2004
Investment Income

           Interest                                                                                         $    25,804,732
           Dividends from affiliates                                                                                 53,292
                                                                                                            ---------------
           Total income                                                                                          25,858,024
                                                                                                            ---------------

Expenses

           Investment advisory fees                                                       $     2,887,094
           Commission fees                                                                        523,671
           Accounting services                                                                    170,404
           Transfer agent fees                                                                     71,152
           Professional fees                                                                       57,964
           Printing and shareholder reports                                                        48,724
           Custodian fees                                                                          29,334
           Directors' fees and expenses                                                            22,873
           Listing fees                                                                            20,800
           Pricing fees                                                                            18,770
           Other                                                                                   45,419
                                                                                          ---------------
           Total expenses before waiver and reimbursement                                       3,896,205
           Waiver and reimbursement of expenses                                                 (290,208)
                                                                                          ---------------
           Total expenses after waiver and reimbursement                                                          3,605,997
                                                                                                            ---------------
           Investment income--net                                                                                22,252,027
                                                                                                            ---------------

Realized & Unrealized Gain (Loss)--Net

           Realized gain (loss) on:
               Investments--net                                                                 3,177,850
               Forward interest rate swaps--net                                               (3,230,902)          (53,052)
                                                                                          ---------------
           Change in unrealized appreciation/depreciation on:
               Investments--net                                                                 (722,047)
               Forward interest rate swaps--net                                                   806,245            84,198
                                                                                          ---------------   ---------------
           Total realized and unrealized gain--net                                                                   31,146
                                                                                                            ---------------

Dividends to Preferred Stock Shareholders

           Investment income--net                                                                               (2,034,890)
                                                                                                            ---------------
           Net Increase in Net Assets Resulting from Operations                                             $    20,248,283
                                                                                                            ===============

           See Notes to Financial Statements.


MUNIHOLDINGS INSURED FUND II, INC., SEPTEMBER 30, 2004


Statements of Changes in Net Assets

                                                                                                 For the Year Ended
                                                                                                   September 30,
Increase (Decrease) in Net Assets:                                                             2004               2003
Operations

           Investment income--net                                                         $    22,252,027   $    22,801,670
           Realized gain (loss)--net                                                             (53,052)        11,791,657
           Change in unrealized appreciation/depreciation--net                                     84,198      (15,620,530)
           Dividends to Preferred Stock shareholders                                          (2,034,890)       (2,201,859)
                                                                                          ---------------   ---------------
           Net increase in net assets resulting from operations                                20,248,283        16,770,938
                                                                                          ---------------   ---------------

Dividends to Common Stock Shareholders

           Investment income--net                                                            (19,446,611)      (19,178,382)
                                                                                          ---------------   ---------------
           Net decrease in net assets resulting from dividends to Common Stock
           shareholders                                                                      (19,446,611)      (19,178,382)
                                                                                          ---------------   ---------------

Net Assets Applicable to Common Stock

           Total increase (decrease) in net assets applicable to Common Stock                     801,672       (2,407,444)
           Beginning of year                                                                  321,270,413       323,677,857
                                                                                          ---------------   ---------------
           End of year*                                                                   $   322,072,085   $   321,270,413
                                                                                          ===============   ===============
               * Undistributed investment income--net                                     $     5,549,997   $     4,779,746
                                                                                          ===============   ===============

                See Notes to Financial Statements.


MUNIHOLDINGS INSURED FUND II, INC., SEPTEMBER 30, 2004


Financial Highlights

The following per share data and ratios have been derived
from information provided in the financial statements.
                                                                            For the Year Ended September 30,
Increase (Decrease) in Net Asset Value:                        2004          2003         2002      2001++++++   2000++++++
Per Share Operating Performance

           Net asset value, beginning of year                $    14.37   $    14.48   $    13.94   $    12.72   $    12.72
                                                             ----------   ----------   ----------   ----------   ----------
           Investment income--net                             1.00+++++       1.02++         1.03         1.06         1.09
           Realized and unrealized gain (loss)--net                  --        (.17)          .47         1.21          .04
           Dividends and distributions to Preferred
           Stock shareholders:
               Investment income--net                             (.09)        (.10)        (.13)        (.31)        (.38)
               Realized gain--net                                    --           --       --++++           --           --
           Capital write-off resulting from issuance of
           Preferred Stock                                           --           --           --           --       --++++
                                                             ----------   ----------   ----------   ----------   ----------
           Total from investment operations                         .91          .75         1.37         1.96          .75
                                                             ----------   ----------   ----------   ----------   ----------
           Less dividends and distributions to Common
           Stock shareholders:
               Investment income--net                             (.87)        (.86)        (.83)        (.74)        (.75)
               Realized gain--net                                    --           --       --++++           --           --
                                                             ----------   ----------   ----------   ----------   ----------
           Total dividends and distributions to Common
           Stock shareholders                                     (.87)        (.86)        (.83)        (.74)        (.75)
                                                             ----------   ----------   ----------   ----------   ----------
           Capital write-off resulting from issuance of
           Common Stock                                              --           --           --           --       --++++
                                                             ----------   ----------   ----------   ----------   ----------
           Net asset value, end of year                      $    14.41   $    14.37   $    14.48   $    13.94   $    12.72
                                                             ==========   ==========   ==========   ==========   ==========
           Market price per share, end of year               $    13.25   $    13.13   $    13.55   $    13.04   $    10.75
                                                             ==========   ==========   ==========   ==========   ==========

Total Investment Return*

           Based on net asset value per share                     7.12%        5.95%       10.67%       16.43%        7.08%
                                                             ==========   ==========   ==========   ==========   ==========
           Based on market price per share                        7.80%        3.45%       10.71%       28.87%        4.07%
                                                             ==========   ==========   ==========   ==========   ==========

Ratios Based on Average Net Assets of Common Stock

           Total expenses, net of waiver and reimbursement
           and excluding reorganization expenses**                1.12%        1.14%        1.18%        1.09%        1.13%
                                                             ==========   ==========   ==========   ==========   ==========
           Total expenses, excluding reorganization
           expenses**                                             1.21%        1.23%        1.27%        1.26%        1.39%
                                                             ==========   ==========   ==========   ==========   ==========
           Total expenses**                                       1.21%        1.23%        1.27%        1.26%        1.70%
                                                             ==========   ==========   ==========   ==========   ==========
           Total investment income--net**                         6.93%        7.19%        7.44%        7.83%        8.67%
                                                             ==========   ==========   ==========   ==========   ==========
           Amount of dividends to Preferred Stock
           shareholders                                            .63%         .69%         .97%        2.28%        3.03%
                                                             ==========   ==========   ==========   ==========   ==========
           Investment income--net, to Common Stock
           shareholders                                           6.30%        6.50%        6.47%        5.55%        5.64%
                                                             ==========   ==========   ==========   ==========   ==========

Ratios Based on Average Net Assets of Common & Preferred Stock**

           Total expenses, net of waiver and reimbursement
           and excluding reorganization expenses                   .69%         .69%         .71%         .65%         .64%
                                                             ==========   ==========   ==========   ==========   ==========
           Total expenses, excluding reorganization
           expenses                                                .74%         .75%         .76%         .75%         .79%
                                                             ==========   ==========   ==========   ==========   ==========
           Total expenses                                          .74%         .75%         .76%         .75%         .97%
                                                             ==========   ==========   ==========   ==========   ==========
           Total investment income--net                           4.23%        4.37%        4.48%        4.67%        4.93%
                                                             ==========   ==========   ==========   ==========   ==========


MUNIHOLDINGS INSURED FUND II, INC., SEPTEMBER 30, 2004


Financial Highlights (concluded)

The following per share data and ratios have been derived
from information provided in the financial statements.
                                                                            For the Year Ended September 30,
Increase (Decrease) in Net Asset Value:                        2004          2003         2002      2001++++++   2000++++++
Ratios Based on Average Net Assets of Preferred Stock

           Dividends to Preferred Stock shareholders               .99%        1.08%        1.46%        3.36%        3.98%
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental Data

           Net assets applicable to Common Stock,
           end of year (in thousands)                        $  322,072   $  321,270   $  323,678   $  311,505   $  284,222
                                                             ==========   ==========   ==========   ==========   ==========
           Preferred Stock outstanding, end of year
           (in thousands)                                    $  204,500   $  204,500   $  204,500   $  204,500   $  204,500
                                                             ==========   ==========   ==========   ==========   ==========
           Portfolio turnover                                    45.89%       52.00%       50.73%       61.09%      132.29%
                                                             ==========   ==========   ==========   ==========   ==========

Leverage

           Asset coverage per $1,000                         $    2,575   $    2,571   $    2,583   $    2,523   $    2,390
                                                             ==========   ==========   ==========   ==========   ==========

Dividends Per Share on Preferred Stock Outstanding

           Series A--Investment income--net                  $      253   $      268   $      362   $      820   $    1,002
                                                             ==========   ==========   ==========   ==========   ==========
           Series B--Investment income--net                  $      241   $      267   $      338   $      830   $    1,009
                                                             ==========   ==========   ==========   ==========   ==========
           Series C--Investment income--net                  $      251   $      271   $      381   $      850   $      124
                                                             ==========   ==========   ==========   ==========   ==========

             * Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.

            ** Do not reflect the effect of dividends to Preferred Stock shareholders.

            ++ Based on average shares outstanding.

          ++++ Amount is less than $(.01) per share.

           +++ Amount is less than $.01 per share.

        ++++++ Certain prior year amounts have been reclassified to conform to current year presentation.

               See Notes to Financial Statements.


MUNIHOLDINGS INSURED FUND II, INC., SEPTEMBER 30, 2004



Notes to Financial Statements


1. Significant Accounting Policies:
MuniHoldings Insured Fund II, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The Fund determines and makes available for publication the net asset value of its Common Stock on a daily basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MUE. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the last available bid price in the over-the-counter market or on the basis of values as obtained by a pricing service. Pricing services use valuation matrixes that incorporate both dealer-supplied valuations and valuation models. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general direction of the Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Fund. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued by quoted fair values received daily by the Fund's pricing service. Short-term investments with a remaining maturity of 60 days or less are valued at amortized cost which approximates market value, under which method the investment is valued at cost and any premium or discount is amortized on a straight line basis to maturity. Investments in open-end investment companies are valued at their net asset value each business day. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund may purchase and write call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through the exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.



MUNIHOLDINGS INSURED FUND II, INC., SEPTEMBER 30, 2004



Notes to Financial Statements (continued)


* Forward interest rate swaps--The Fund may enter into forward interest rate swaps. In a forward interest rate swap, the Fund and the counterparty agree to make periodic net payments on a specified notional contract amount, commencing on a specified future effective date, unless terminated earlier. When the agreement is closed, the fund records a realized gain or loss in an amount equal to the value of the agreement.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities.

(e) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(f) Reclassifications--U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year, $275 has been reclassified between undistributed net investment income and accumulated net realized capital losses as a result of permanent differences attributable to the amortization methods on fixed income securities. This reclassification has no effect on net assets or net asset values per share.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .55% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Stock. For the year ended September 30, 2004, FAM earned fees of $2,887,094, of which $278,207 was waived. For the year ended September 30, 2004, FAM reimbursed the Fund in the amount of $12,001.

In addition, Merrill Lynch, Pierce, Fenner & Smith Incorporated
("MLPF&S"), an affiliate of FAM, received $3,036 in commissions on the execution of portfolio transactions for the Fund for the year ended September 30, 2004.

For the year ended September 30, 2004, the Fund reimbursed FAM
$10,725 for certain accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended September 30, 2004 were $234,484,481 and $245,461,109, respectively.


4. Stock Transactions:
The Fund is authorized to issue 200,000,000 shares of stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of stock without approval of holders of Common Stock.

Preferred Stock
Auction Market Preferred Stock are shares of Preferred Stock of the Fund, with a par value of $.10 per share and a liquidation preference of $25,000 per share, plus accrued and unpaid dividends, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at September 30, 2004 were as follows: Series A, 1.40%; Series B, 1.35%; and Series C, 1.35%.



MUNIHOLDINGS INSURED FUND II, INC., SEPTEMBER 30, 2004



Notes to Financial Statements (concluded)


The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375%, calculated on the proceeds of each auction. For the year ended
September 30, 2004, MLPF&S earned $252,180 as commissions.


5. Distributions to Shareholders:
The Fund paid a tax-exempt income dividend to holders of Common
Stock in the amount of $.073000 per share on October 28, 2004 to shareholders of record on October 15, 2004.

The tax character of distributions paid during the fiscal years ended September 30, 2004 and September 30, 2003 was as follows:

                                       9/30/2004          9/30/2003

Distributions paid from:
  Tax-exempt income               $   21,481,501     $   21,380,241
                                  --------------     --------------
Total distributions               $   21,481,501     $   21,380,241
                                  ==============     ==============


As of September 30, 2004, the components of accumulated earnings on a tax basis were as follows:

Undistributed tax-exempt income--net                 $    5,549,998
Undistributed long-term capital gains--net                       --
                                                     --------------
Total undistributed earnings--net                         5,549,998
Capital loss carryforward                             (25,279,349)*
Unrealized gains--net                                  25,830,235**
                                                     --------------
Total accumulated earnings--net                      $    6,100,884
                                                     ==============

 * On September 30, 2004, the Fund had a net capital loss carry-forward of $25,279,349, of which $13,453,559 expires in 2007,
   $11,519,686 expires in 2008 and $306,104 expires in 2012. This amount will be available to offset like amounts of any future taxable gains.

** The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales and the tax deferral of losses on straddles.



MUNIHOLDINGS INSURED FUND II, INC., SEPTEMBER 30, 2004



Report of Independent Registered Public Accounting Firm


To the Shareholders and Board of Directors,
MuniHoldings Insured Fund II, Inc.


We have audited the accompanying statement of net assets of MuniHoldings Insured Fund II, Inc., including the schedule of investments, as of September 30, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2004, by correspondence with the custodian and others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MuniHoldings Insured Fund II, Inc. at September 30, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein in conformity with U.S. generally accepted accounting principles.



(Ernst & Young LLP)
Philadelphia, Pennsylvania
November 8, 2004



Important Tax Information (unaudited)


All of the net Investment income distributions paid by MuniHoldings Insured Fund II, Inc. during the taxable year ended September 30,
2004 qualify as tax-exempt interest dividends for federal income tax purposes.

Please retain this information for your records.



MUNIHOLDINGS INSURED FUND II, INC., SEPTEMBER 30, 2004



Automatic Dividend Reinvestment Plan (unaudited)


The following description of the Fund's Automatic Dividend
Reinvestment Plan (the "Plan") is sent to you annually as required by federal securities laws.

Pursuant to the Fund's Plan, unless a holder of Common Stock otherwise elects, all dividend and capital gains distributions will be automatically reinvested by EquiServe (the "Plan Agent"), as agent for shareholders in administering the Plan, in additional shares of Common Stock of the Fund. Holders of Common Stock who elect not to participate in the Plan will receive all distributions in cash paid by check mailed directly to the shareholder of record (or, if the shares are held in street or other nominee name then to such nominee) by EquiServe, as dividend paying agent. Such participants may elect not to participate in the Plan and to receive all distributions of dividends and capital gains in cash by sending written instructions to EquiServe, as dividend paying agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by written notice if received by the Plan Agent not less than ten days prior to any dividend record date; otherwise such termination will be effective with respect to any subsequently declared dividend or distribution.

Whenever the Fund declares an income dividend or capital gains distribution (collectively referred to as "dividends") payable either in shares or in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares of Common Stock. The shares will be acquired by the Plan Agent for the participant's account, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized shares of Common Stock from the Fund ("newly issued shares") or (ii) by purchase of outstanding shares of Common Stock on the open market ("open-market purchases") on the New York Stock Exchange or elsewhere. If on the payment date for the dividend, the net asset value per share of the Common Stock is equal to or less than the market price per share of the Common Stock plus estimated brokerage commissions (such conditions being referred to herein as "market premium"), the Plan Agent will invest the dividend amount in newly issued shares on behalf of the participant. The number of newly issued shares of Common Stock to be credited to the participant's account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance may not exceed 5%. If on the dividend payment date the net asset value per share is greater than the market value (such condition being referred to herein as "market discount"), the Plan Agent will invest the dividend amount in shares acquired on behalf of the participant in open-market purchases.

In the event of a market discount on the dividend payment date, the Plan Agent will have until the last business day before the next date on which the shares trade on an "ex-dividend" basis or in no event more than 30 days after the dividend payment date (the "last purchase date") to invest the dividend amount in shares acquired in open-market purchases. It is contemplated that the Fund will pay monthly income dividends. Therefore, the period during which open-market purchases can be made will exist only from the payment date on the dividend through the date before the next "ex-dividend" date, which typically will be approximately ten days. If, before the Plan Agent has completed its open-market purchases, the market price of a share of Common Stock exceeds the net asset value per share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund's shares, resulting in the acquisitions of fewer shares than if the dividend had been paid in newly issued shares on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will invest the uninvested portion of the dividend amount in newly issued shares at the close of business on the last purchase date determined by dividing the uninvested portion of the dividend by the net asset value per share.



MUNIHOLDINGS INSURED FUND II, INC., SEPTEMBER 30, 2004



The Plan Agent maintains all shareholders' accounts in the Plan and furnishes written confirmation of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each shareholder's proxy will include those shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held pursuant to the Plan in accordance with the instructions of the participants.

In the case of shareholders such as banks, brokers or nominees which hold shares of others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the record shareholders as representing the total amount registered in the record shareholder's name and held for the account of beneficial owners who are to participate in the Plan.

There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open-market purchases in connection with the reinvestment of dividends.

The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends.

Shareholders participating in the Plan may receive benefits not available to shareholders not participating in the Plan. If the market price plus commissions of the Fund's shares is above the net asset value, participants in the Plan will receive shares of the Fund at less than they could otherwise purchase them and will have shares with a cash value greater than the value of any cash distribution they would have received on their shares. If the market price plus commissions is below the net asset value, participants will receive distributions in shares with a net asset value greater than the value of any cash distribution they would have received on their shares. However, there may be insufficient shares available in the market to make distributions in shares at prices below the net asset value. Also, since the Fund does not redeem shares, the price on resale may be more or less than the net asset value.

The value of shares acquired pursuant to the Plan will generally be excluded from gross income to the extent that the cash amount reinvested would be excluded from gross income. If, when the Fund's shares are trading at a premium over net asset value, the Fund issues shares pursuant to the Plan that have a greater fair market value than the amount of cash reinvested, it is possible that all or a portion of such discount (which may not exceed 5% of the fair market value of the Fund's shares) could be viewed as a taxable distribution. If the discount is viewed as a taxable distribution, it is also possible that the taxable character of this discount would be allocable to all the shareholders, including shareholders who do not participate in the Plan. Thus, shareholders who do not participate in the Plan might be required to report as ordinary income a portion of their distributions equal to their allocable share of the discount.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence concerning the Plan should be directed to the Plan Agent at EquiServe, P.O. Box 43010, Providence, RI 02940-3010,
Telephone: 800-426-5523.



MUNIHOLDINGS INSURED FUND II, INC., SEPTEMBER 30, 2004



Dividend Policy (unaudited)


The Fund's dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of dividend distributions, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Net Assets, which comprises part of the financial information included in this report.



Quality Profile (unaudited)


The quality ratings of securities in the Fund as of September 30, 2004 were as follows:


                                          Percent of
S&P Rating/Moody's Rating          Total Investments


AAA/Aaa                                       84.8%
AA/Aa                                          4.9
A/A                                            6.1
BBB/Baa                                        1.1
Other*                                         3.1

* Includes portfolio holdings in short-term investments.



MUNIHOLDINGS INSURED FUND II, INC., SEPTEMBER 30, 2004


Officers and Directors (unaudited)

                                                                                            Number of
                                                                                            Portfolios in  Other Public
                       Position(s)  Length of                                               Fund Complex   Directorships
                       Held with    Time                                                    Overseen by    Held by
Name, Address & Age    Fund         Served    Principal Occupation(s) During Past 5 Years   Director       Director
Interested Director

Terry K. Glenn*        President    1999 to   President of the Merrill Lynch Investment     124 Funds      None
P.O. Box 9011          and          present   Managers, L.P. ("MLIM")/Fund Asset            157 Portfolios
Princeton,             Director               Management, L.P. ("FAM")-advised funds
NJ 08543-9011                                 since 1999; Chairman (Americas Region)
Age: 64                                       of MLIM from 2000 to 2002; Executive Vice
                                              President of MLIM and FAM (which terms
                                              as used herein include their corporate
                                              predecessors) from 1983 to 2002; President
                                              of FAM Distributors, Inc. ("FAMD") from
                                              1986 to 2002 and Director thereof from 1991
                                              to 2002; Executive Vice President and
                                              Director of Princeton Services, Inc.
                                              ("Princeton Services") from 1993 to 2002;
                                              President of Princeton Administrators, L.P.
                                              from 1989 to 2002; Director of Financial
                                              Data Services, Inc. since 1985.


* Mr. Glenn is a director, trustee or member of an advisory board of certain other investment companies for which MLIM or FAM acts as investment adviser. Mr. Glenn is an "interested person," as described in the Investment Company Act, of the Fund based on his present and former positions with MLIM, FAM, FAMD, Princeton
  Services and Princeton Administrators, L.P. The Director's term is unlimited. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. As
  Fund President, Mr. Glenn serves at the pleasure of the Board of Directors.


MUNIHOLDINGS INSURED FUND II, INC., SEPTEMBER 30, 2004


Officers and Directors (unaudited)(continued)

                                                                                            Number of
                                                                                            Portfolios in  Other Public
                       Position(s)  Length of                                               Fund Complex   Directorships
                       Held with    Time                                                    Overseen by    Held by
Name, Address & Age    Fund         Served    Principal Occupation(s) During Past 5 Years   Director       Director
Independent Directors*

James H. Bodurtha      Director     2002 to   Director, The China Business Group, Inc.      38 Funds       None
P.O. Box 9095                       present   since 1996 and Executive Vice President       55 Portfolios
Princeton,                                    thereof from 1996 to 2003; Chairman of the
NJ 08543-9095                                 Board, Berkshire Holding Corporation since
Age: 60                                       1980; Partner, Squire, Sanders & Dempsey
                                              from 1980 to 1993.


Joe Grills             Director     1999 to   Member of the Committee of Investment of      38 Funds       Kimco Realty
P.O. Box 9095                       present   Employee Benefit Assets of the Association    55 Portfolios  Corporation
Princeton,                                    of Financial Professionals ("CIEBA") since
NJ 08543-9095                                 1986; Member of CIEBA's Executive Committee
Age: 69                                       since 1988 and its Chairman from 1991 to
                                              1992; Assistant Treasurer of International
                                              Business Machines Corporation ("IBM") and
                                              Chief Investment Officer of IBM Retirement
                                              Funds from 1986 to 1993; Member of the
                                              Investment Advisory Committee of the State
                                              of New York Common Retirement Fund since
                                              1989; Member of the Investment Advisory
                                              Committee of the Howard Hughes Medical
                                              Institute from 1997 to 2000; Director,
                                              Duke University Management Company from 1992
                                              to 2004, Vice Chairman thereof from 1998 to
                                              2004 and Director Emeritus thereof since
                                              2004; Director, LaSalle Street Fund from
                                              1995 to 2001; Director, Kimco Realty
                                              Corporation since 1997; Member of the
                                              Investment Advisory Committee of the
                                              Virginia Retirement System since 1998 and
                                              Vice Chairman thereof since 2002; Director,
                                              Montpelier Foundation since 1998 and its
                                              Vice Chairman since 2000; Member of the
                                              Investment Committee of the Woodberry
                                              Forest School since 2000; Member of the
                                              Investment Committee of the National Trust
                                              for Historic Preservation since 2000.


Herbert I. London      Director     2002 to   John M. Olin Professor of Humanities, New     38 Funds       None
P.O. Box 9095                       present   York University since 1993 and Professor      55 Portfolios
Princeton,                                    thereof since 1980; President, Hudson
NJ 08543-9095                                 Institute since 1997 and Trustee thereof
Age: 65                                       since 1980; Dean, Gallatin Division of
                                              New York University from 1976 to 1993;
                                              Distinguished Fellow, Herman Kahn Chair,
                                              Hudson Institute from 1984 to 1985; Director,
                                              Damon Corp. from 1991 to 1995; Overseer,
                                              Center for Naval Analyses from 1983 to 1993;
                                              Director, Level Playing Field (education)
                                              from 2000 to 2003.


MUNIHOLDINGS INSURED FUND II, INC., SEPTEMBER 30, 2004


Officers and Directors (unaudited)(continued)

                                                                                            Number of
                                                                                            Portfolios in  Other Public
                       Position(s)  Length of                                               Fund Complex   Directorships
                       Held with    Time                                                    Overseen by    Held by
Name, Address & Age    Fund         Served    Principal Occupation(s) During Past 5 Years   Director       Director
Independent Directors* (concluded)

Andre F. Perold        Director     2002 to   Harvard Business School, George Gund          38 Funds       None
P.O. Box 9095                       present   Professor of Finance and Banking since        55 Portfolios
Princeton,                                    2000; Senior Associate Dean, Director of
NJ 08543-9095                                 Faculty Recruiting since 2001; Finance
Age: 52                                       Area Chair from 1996 to 2001; Sylvan C.
                                              Coleman Professor of Financial Management
                                              from 1993 to 2000; Director, Genbel
                                              Securities Limited and Gensec Bank from
                                              1999 to 2003; Director, Stockback, Inc.
                                              from 2000 to 2002; Director, Sanlam Limited
                                              from 2001 to 2003; Trustee, Commonfund from
                                              1989 to 2001; Director, Sanlam Investment
                                              Management from 1999 to 2001; Director,
                                              Bulldogresearch.com from 2000 to 2001;
                                              Director, Quantec Limited from 1991 to
                                              1999; Director and Chairman of the Board
                                              of UNX Inc. since 2003.


Roberta Cooper Ramo    Director     2002 to   Shareholder, Modrall, Sperling, Roehl,        38 Funds       None
P.O. Box 9095                       present   Harris & Sisk, P.A. since 1993; President,    55 Portfolios
Princeton,                                    American Bar Association from 1995 to
NJ 08543-9095                                 1996 and Member of the Board of Governors
Age: 62                                       thereof from 1994 to 1997; Shareholder,
                                              Poole, Kelly & Ramo, Attorneys at Law, P.C.
                                              from 1977 to 1993; Director, Coopers, Inc.
                                              since 1999; Director, ECMC Group (service
                                              provider to students, schools and lenders)
                                              since 2001; Director, United New Mexico
                                              Bank (now Wells Fargo) from 1983 to 1988;
                                              Director, First National Bank of New Mexico
                                              (now Wells Fargo) from 1975 to 1976.


Robert S. Salomon, Jr. Director     1999 to   Principal of STI Management (investment       38 Funds       None
P.O. Box 9095                       present   adviser) since 1994; Chairman and CEO of      55 Portfolios
Princeton,                                    Salomon Brothers Asset Management from
NJ 08543-9095                                 1992 to 1995; Chairman of Salomon Brothers
Age: 67                                       equity mutual funds from 1992 to 1995;
                                              regular columnist with Forbes Magazine from
                                              1992 to 2002; Director of Stock Research and
                                              U.S. Equity Strategist at Salomon Brothers
                                              from 1975 to 1991; Trustee, Commonfund from
                                              1980 to 2001.


Stephen B. Swensrud   Director      1999 to   Chairman of Fernwood Advisors, Inc.           39 Funds       None
P.O. Box 9095                       present   (investment adviser) since 1996; Principal,   56 Portfolios
Princeton,                                    Fernwood Associates (financial consultants)
NJ 08543-9095                                 since 1975; Chairman of R.P.P. Corporation
Age: 71                                       (manufacturing) since 1978; Director of
                                              International Mobile Communications,
                                              Incorporated (telecommunications) since 1998.


* The Director's term is unlimited. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.


MUNIHOLDINGS INSURED FUND II, INC., SEPTEMBER 30, 2004


Officers and Directors (unaudited)(concluded)

                       Position(s)  Length of
                       Held with    Time
Name, Address & Age    Fund         Served    Principal Occupation(s) During Past 5 Years
Fund Officers*

Donald C. Burke       Vice          1999 to   First Vice President of MLIM and FAM since 1997 and Treasurer thereof since
P.O. Box 9011         President     present   1999; Senior Vice President and Treasurer of Princeton Services since 1999
Princeton,            and                     and Director since 2004; Vice President of FAMD since 1999; Director of MLIM
NJ 08543-9011         Treasurer               Taxation since 1990.
Age: 44


Kenneth A. Jacob      Senior        2002 to   Managing Director of MLIM since 2000; Director (Municipal Tax-Exempt Fund
P.O. Box 9011         Vice          present   Management) of MLIMfrom 1997 to 2000.
Princeton,            President
NJ 08543-9011
Age: 53


John M. Loffredo      Senior        2002 to   Managing Director of MLIM since 2000; Director (Municipal Tax-Exempt Fund
P.O. Box 9011         Vice          present   Management) of MLIM from 1998 to 2000.
Princeton,            President
NJ 08543-9011
Age: 40


Robert A. DiMella     Vice          1998 to   Director (Municipal Tax-Exempt Fund Management) of MLIM since 2002; Vice
P.O. Box 9011         President     present   President of MLIM from 1996 to 2002.
Princeton,
NJ 08543-9011
Age: 38


Jeffrey Hiller        Chief         2004 to   Chief Compliance Officer of the MLIM/FAM-advised funds and First Vice
P.O. Box 9011         Compliance    present   President and Chief Compliance Officer of MLIM since 2004; Global Director
Princeton,            Officer                 of Compliance at Morgan Stanley Investment Management from 2002 to 2004;
NJ 08543-9011                                 Managing Director and Global Director of Compliance at Citigroup Asset
Age: 53                                       Management from 2000 to 2002; Chief Compliance Officer at Soros Fund
                                              Management in 2000; Chief Compliance Officer at Prudential Financial from
                                              1995 to 2000.


Alice A. Pellegrino   Secretary     2004 to   Director (Legal Advisory) of MLIM since 2002; Vice President of MLIM from
P.O. Box 9011                       present   1999 to 2002; Attorney associated with MLIM since 1997.
Princeton,
NJ 08543-9011
Age: 44


* Officers of the Fund serve at the pleasure of the Board of Directors.


Custodian
State Street Bank and
Trust Company
P.O. Box 351
Boston, MA 02101


Transfer Agents

Common Stock:
EquiServe
P.O. Box 43010
Providence, RI 02940-3010
800-426-5523


Preferred Stock:
The Bank of New York
101 Barclay Street - 7 West
New York, NY 10286


NYSE Symbol
MUE


Andre F. Perold resigned as a Director of the Fund effective October 1, 2004.



MUNIHOLDINGS INSURED FUND II, INC., SEPTEMBER 30, 2004



Availability of Quarterly Schedule of Investments


The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


MUNIHOLDINGS INSURED FUND II, INC., SEPTEMBER 30, 2004


Item 2 - Code of Ethics - The registrant has adopted a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. A copy of the code of ethics is available without charge upon request by calling toll-free 1-800-MER-FUND (1-800-637-3863).

Item 3 - Audit Committee Financial Expert - The registrant's board of directors has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent: (1) Joe Grills, (2) Andre F. Perold, (3) Robert S. Salomon, Jr., and (4) Stephen B. Swensrud.

Item 4 - Principal Accountant Fees and Services

(a) Audit Fees - Fiscal Year Ending September 30, 2004 - $31,500
                 Fiscal Year Ending September 30, 2003 - $30,550

(b) Audit-Related Fees -
                 Fiscal Year Ending September 30, 2004 - $3,000
                 Fiscal Year Ending September 30, 2003 - $3,000

The nature of the services include assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

(c) Tax Fees -   Fiscal Year Ending September 30, 2004 - $5,200
                 Fiscal Year Ending September 30, 2003 - $5,000

The nature of the services include tax compliance, tax advice and tax planning.

(d) All Other Fees -
                 Fiscal Year Ending September 30, 2004 - $0
                 Fiscal Year Ending September 30, 2003 - $0


(e)(1) The registrant's audit committee (the "Committee") has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant's affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis ("general pre-approval"). However, such services will only be deemed pre-approved provided that any individual project does not exceed $5,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

(e)(2)  0%

(f) Not Applicable

(g) Fiscal Year Ending September 30, 2004 - $8,200
    Fiscal Year Ending September 30, 2003 - $8,000

(h) The registrant's audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Regulation S-X Rule 2-01(c)(7)(ii) - $945,000, 0%

Item 5 - Audit Committee of Listed Registrants - The following individuals are members of the registrant's separately-designated standing audit committee established in accordance with Section
3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)):

James H. Bodurtha
Joe Grills
Herbert I. London
Andre F. Perold
Roberta Cooper Ramo
Robert S. Solomon, Jr.
Stephen B. Swensrud

Item 6 - Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for
Closed-End Management Investment Companies -

Proxy Voting Policies and Procedures

Each Fund's Board of Directors/Trustees has delegated to Merrill Lynch Investment Managers, L.P. and/or Fund Asset Management, L.P. (the "Investment Adviser") authority to vote all proxies relating to the Fund's portfolio securities. The Investment Adviser has adopted policies and procedures ("Proxy Voting Procedures") with respect to the voting of proxies related to the portfolio securities held in the account of one or more of its clients, including a Fund. Pursuant to these Proxy Voting Procedures, the Investment Adviser's primary objective when voting proxies is to make proxy voting decisions solely in the best interests of each Fund and its shareholders, and to act in a manner that the Investment Adviser believes is most likely to enhance the economic value of the securities held by the Fund. The Proxy Voting Procedures are designed to ensure that that the Investment Adviser considers the interests of its clients, including the Funds, and not the interests of the Investment Adviser, when voting proxies and that real (or perceived) material conflicts that may arise between the Investment Adviser's interest and those of the Investment Adviser's clients are properly addressed and resolved.

In order to implement the Proxy Voting Procedures, the Investment Adviser has formed a Proxy Voting Committee (the "Committee"). The Committee is comprised of the Investment Adviser's Chief Investment Officer (the "CIO"), one or more other senior investment professionals appointed by the CIO, portfolio managers and investment analysts appointed by the CIO and any other personnel the CIO deems appropriate. The Committee will also include two non-voting representatives from the Investment Adviser's Legal department appointed by the Investment Adviser's General Counsel. The Committee's membership shall be limited to full-time employees of the Investment Adviser. No person with any investment banking, trading, retail brokerage or research responsibilities for the Investment Adviser's affiliates may serve as a member of the Committee or participate in its decision making (except to the extent such person is asked by the Committee to present information to the Committee, on the same basis as other interested knowledgeable parties not affiliated with the Investment Adviser might be asked to do so). The Committee determines how to vote the proxies of all clients, including a Fund, that have delegated proxy voting authority to the Investment Adviser and seeks to ensure that all votes are consistent with the best interests of those clients and are free from unwarranted and inappropriate influences. The Committee establishes general proxy voting policies for the Investment Adviser and is responsible for determining how those policies are applied to specific proxy votes, in light of each issuer's unique structure, management, strategic options and, in certain circumstances, probable economic and other anticipated consequences of alternate actions. In so doing, the Committee may determine to vote a particular proxy in a manner contrary to its generally stated policies. In addition, the Committee will be responsible for ensuring that all reporting and recordkeeping requirements related to proxy voting are fulfilled.

The Committee may determine that the subject matter of a recurring proxy issue is not suitable for general voting policies and requires a case-by-case determination. In such cases, the Committee may elect not to adopt a specific voting policy applicable to that issue. The Investment Adviser believes that certain proxy voting issues require investment analysis - such as approval of mergers and other significant corporate transactions - akin to investment decisions, and are, therefore, not suitable for general guidelines. The Committee may elect to adopt a common position for the Investment Adviser on certain proxy votes that are akin to investment decisions, or determine to permit the portfolio manager to make individual decisions on how best to maximize economic value for a Fund (similar to normal buy/sell investment decisions made by such portfolio managers). While it is expected that the Investment Adviser will generally seek to vote proxies over which the Investment Adviser exercises voting authority in a uniform manner for all the Investment Adviser's clients, the Committee, in conjunction with a Fund's portfolio manager, may determine that the Fund's specific circumstances require that its proxies be voted differently.

To assist the Investment Adviser in voting proxies, the Committee has retained Institutional Shareholder Services ("ISS"). ISS is an independent adviser that specializes in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to the Investment Adviser by ISS include in-depth research, voting recommendations (although the Investment Adviser is not obligated to follow such recommendations), vote execution, and recordkeeping. ISS will also assist the Fund in fulfilling its reporting and recordkeeping obligations under the Investment Company Act.

The Investment Adviser's Proxy Voting Procedures also address special circumstances that can arise in connection with proxy voting. For instance, under the Proxy Voting Procedures, the Investment Adviser generally will not seek to vote proxies related to portfolio securities that are on loan, although it may do so under certain circumstances. In addition, the Investment Adviser will vote proxies related to securities of foreign issuers only on a best efforts basis and may elect not to vote at all in certain countries where the Committee determines that the costs associated with voting generally outweigh the benefits. The Committee may at any time override these general policies if it determines that such action is in the best interests of a Fund.

From time to time, the Investment Adviser may be required to vote proxies in respect of an issuer where an affiliate of the Investment Adviser (each, an "Affiliate"), or a money management or other client of the Investment Adviser (each, a "Client") is involved.
The Proxy Voting Procedures and the Investment Adviser's adherence to those procedures are designed to address such conflicts of interest. The Committee intends to strictly adhere to the Proxy Voting Procedures in all proxy matters, including matters involving Affiliates and Clients. If, however, an issue representing a non-routine matter that is material to an Affiliate or a widely known Client is involved such that the Committee does not reasonably believe it is able to follow its guidelines (or if the particular proxy matter is not addressed by the guidelines) and vote impartially, the Committee may, in its discretion for the purposes of ensuring that an independent determination is reached, retain an independent fiduciary to advise the Committee on how to vote or to cast votes on behalf of the Investment Adviser's clients.

In the event that the Committee determines not to retain an independent fiduciary, or it does not follow the advice of such an independent fiduciary, the powers of the Committee shall pass to a subcommittee, appointed by the CIO (with advice from the Secretary of the Committee), consisting solely of Committee members selected by the CIO. The CIO shall appoint to the subcommittee, where appropriate, only persons whose job responsibilities do not include contact with the Client and whose job evaluations would not be affected by the Investment Adviser's relationship with the Client (or failure to retain such relationship). The subcommittee shall determine whether and how to vote all proxies on behalf of the Investment Adviser's clients or, if the proxy matter is, in their judgment, akin to an investment decision, to defer to the applicable portfolio managers, provided that, if the subcommittee determines to alter the Investment Adviser's normal voting guidelines or, on matters where the Investment Adviser's policy is case-by-case, does not follow the voting recommendation of any proxy voting service or other independent fiduciary that may be retained to provide research or advice to the Investment Adviser on that matter, no proxies relating to the Client may be voted unless the Secretary, or in the Secretary's absence, the Assistant Secretary of the Committee concurs that the subcommittee's determination is consistent with the Investment Adviser's fiduciary duties

In addition to the general principles outlined above, the Investment Adviser has adopted voting guidelines with respect to certain recurring proxy issues that are not expected to involve unusual circumstances. These policies are guidelines only, and the Investment Adviser may elect to vote differently from the recommendation set forth in a voting guideline if the Committee determines that it is in a Fund's best interest to do so. In addition, the guidelines may be reviewed at any time upon the request of a Committee member and may be amended or deleted upon the vote of a majority of Committee members present at a Committee meeting at which there is a quorum.

The Investment Adviser has adopted specific voting guidelines with respect to the following proxy issues:

* Proposals related to the composition of the Board of Directors of issuers other than investment companies. As a general matter, the Committee believes that a company's Board of Directors (rather than shareholders) is most likely to have access to important, nonpublic information regarding a company's business and prospects, and is therefore best-positioned to set corporate policy and oversee management. The Committee, therefore, believes that the foundation of good corporate governance is the election of qualified, independent corporate directors who are likely to diligently represent the interests of shareholders and oversee management of the corporation in a manner that will seek to maximize shareholder value over time. In individual cases, the Committee may look at a nominee's history of representing shareholder interests as a director of other companies or other factors, to the extent the Committee deems relevant.

* Proposals related to the selection of an issuer's independent auditors. As a general matter, the Committee believes that corporate auditors have a responsibility to represent the interests of shareholders and provide an independent view on the propriety of financial reporting decisions of corporate management. While the Committee will generally defer to a corporation's choice of auditor, in individual cases, the Committee may look at an auditors' history of representing shareholder interests as auditor of other companies, to the extent the Committee deems relevant.

* Proposals related to management compensation and employee benefits. As a general matter, the Committee favors disclosure of an issuer's compensation and benefit policies and opposes excessive compensation, but believes that compensation matters are normally best determined by an issuer's board of directors, rather than shareholders. Proposals to "micro-manage" an issuer's compensation practices or to set arbitrary restrictions on compensation or benefits will, therefore, generally not be supported.

* Proposals related to requests, principally from management, for approval of amendments that would alter an issuer's capital structure. As a general matter, the Committee will support requests that enhance the rights of common shareholders and oppose requests that appear to be unreasonably dilutive.

* Proposals related to requests for approval of amendments to an issuer's charter or by-laws. As a general matter, the Committee opposes poison pill provisions.

* Routine proposals related to requests regarding the formalities of corporate meetings.

* Proposals related to proxy issues associated solely with holdings of investment company shares. As with other types of companies, the Committee believes that a fund's Board of Directors (rather than its shareholders) is best-positioned to set fund policy and oversee management. However, the Committee opposes granting Boards of Directors authority over certain matters, such as changes to a fund's investment objective, that the Investment Company Act envisions will be approved directly by shareholders.

* Proposals related to limiting corporate conduct in some manner that relates to the shareholder's environmental or social concerns. The Committee generally believes that annual shareholder meetings are inappropriate forums for discussion of larger social issues, and opposes shareholder resolutions "micromanaging" corporate conduct or requesting release of information that would not help a shareholder evaluate an investment in the corporation as an economic matter. While the Committee is generally supportive of proposals to require corporate disclosure of matters that seem relevant and material to the economic interests of shareholders, the Committee is generally not supportive of proposals to require disclosure of corporate matters for other purposes.

Item 8 - Purchases of Equity Securities by Closed-End Management
Investment Company and Affiliated Purchasers - Not Applicable

Item 9 - Submission of Matters to a Vote of Security Holders - Not
Applicable

Item 10 - Controls and Procedures

10(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

10(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 11 - Exhibits attached hereto

11(a)(1) - Code of Ethics - See Item 2

11(a)(2) - Certifications - Attached hereto

11(a)(3) - Not Applicable

11(b) - Certifications - Attached hereto


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


MuniHoldings Insured Fund II, Inc.


By:    _/s/ Terry K. Glenn_______
       Terry K. Glenn,
       President of
       MuniHoldings Insured Fund II, Inc.


Date: November 19, 2004


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:    _/s/ Terry K. Glenn________
       Terry K. Glenn,
       President of
       MuniHoldings Insured Fund II, Inc.


Date: November 19, 2004


By:    _/s/ Donald C. Burke________
       Donald C. Burke,
       Chief Financial Officer of
       MuniHoldings Insured Fund II, Inc.


Date: November 19, 2004